UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 6, 2017

KEMET Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15491	57-0923789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2835 KEMET Way Simpsonville, SC	29681
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 963-6300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 6, 2017, KEMET Corporation (the “Company”) and a selling securityholder, K Equity, LLC (“K Equity”), entered into an equity underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC (the “Underwriter”), in connection with the offering of 8,416,814 shares of the Company’s common stock (the “Offering”). The shares offered are subject to issuance upon exercise of a currently outstanding and exercisable warrant (the “Warrant”) held by K Equity that will be sold to and exercised by the Underwriter in connection with its sale of the underlying shares. The Underwriter has agreed to purchase the Warrant from K Equity based on a price of $20.52 per underlying share of our common stock. The Underwriter will also be required to pay the Company an additional $1.04999 per share exercise price to exercise the Warrant.  The Underwriting Agreement contains customary representations, warranties and covenants and contains customary closing conditions. In the Underwriting Agreement, the Company agreed to indemnify the Underwriter and K Equity against certain liabilities that could be incurred by them in connection with the Offering.

The closing of the sale of the shares contemplated by the Underwriting Agreement is expected to occur on September 11, 2017. The Company will not receive any of the proceeds from the sale of the shares in the Offering, but will receive approximately $8,837,570.54 from the Underwriter in connection with the cash exercise of the Warrant for all 8,416,814 shares underlying the Warrant at an exercise price of $1.04999 per share.

The Offering was made pursuant to a base prospectus dated July 20, 2017 and a prospectus supplement dated September 6, 2017, filed as part of the Company’s registration statement on Form S-3 (File No. 333-219371) (the “Registration Statement”), originally filed with the Securities and Exchange Commission on July 20, 2017.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the form of the Underwriting Agreement filed as Exhibit 1.1 hereto.

In connection with the Offering, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1) and (ii) certain information relating to Part II, Item 14, “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1).

Item 8.01 Other Events

On September 6, 2017 the Company issued a press release announcing the launch of the Offering, and on September 8, 2017 the Company issued a press release announcing the pricing of the Offering. Copies of these press releases are attached as Exhibit 99.2 and Exhibit 99.3 hereto, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d.) Exhibits

Exhibit No.	Description of Exhibit
1.1	Equity Underwriting Agreement, dated September 6, 2017, by and among KEMET Corporation, K Equity, LLC and UBS Securities LLC.

99.1	Information relating to Part II, Item 14, “Other Expenses of Issuance and Distribution” of the Company’s registration statement on Form S-3 (File No. 333-219371).

99.2	Launch Press Release, dated September 6, 2017.

99.3	Pricing Press Release, dated September 8, 2017.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Equity Underwriting Agreement, dated September 6, 2017, by and among KEMET Corporation, K Equity, LLC and UBS Securities LLC.

99.1	Information relating to Part II, Item 14, “Other Expenses of Issuance and Distribution” of the Company’s registration statement on Form S-3 (File No. 333-219371).

99.2	Launch Press Release, dated September 6, 2017.

99.3	Pricing Press Release, dated September 8, 2017.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEMET Corporation

Date: September 8, 2017	By:	/s/ William M. Lowe, Jr.
William M. Lowe, Jr.
Executive Vice President and Chief Financial Officer